Supplement, dated October 3, 1996, to the prospectus, dated April 22, 1996 of
                  Seligman Common Stock Fund, Inc. (the "Fund")

         Odette Galli has replaced Stacey G. Navin as Co-Portfolio Manager of the Fund. Ms. Galli is a Vice President, Investment Officer of J. & W. Seligman & Co. Incorporated (the "Manager"), a position she has held since joining the Manager in 1993. Prior to 1993, Ms. Galli worked as an equity research analyst for Morgan Stanley & Co. Ms. Galli will also be serving as Co-Portfolio Manager of the Seligman Common Stock Portfolio of Seligman Portfolios, Inc. and Tri-Continental Corporation.



EQCSS-10/96